UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014 (December 3, 2014)

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Commercial Agreement Termination Agreement

As a condition to closing of the transactions described below, Barnes & Noble, Inc. (the “Company”) entered into a Commercial Agreement Amendment and Termination Agreement and Patent Agreement Amendment (the “Commercial Agreement Termination Agreement”), pursuant to which the Company’s existing Commercial Agreement (the “Commercial Agreement”) with Microsoft Corporation, a Washington corporation (“Microsoft”), was amended and terminated and the Company’s existing Confidential Settlement and Patent License Agreement with Microsoft (the “Settlement and License Agreement”) was amended to modify the termination provisions thereof.

Such termination will allow the Company to continue its rationalization of the NOOK Digital business and enhances the Company’s operational and strategic flexibility.  The termination also relieves Microsoft of any obligation to continue to fund support and other payments set forth in the Commercial Agreement between the partners.

The foregoing summary is a general description only, does not purport to be complete and is qualified in its entirety by reference to the Commercial Agreement Termination Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Purchase Agreement

On December 3, 2014, the Company entered into a Purchase Agreement (the “Purchase Agreement”) among the Company, NOOK Media Inc., a Delaware corporation (“NMI”), Morrison Investment Holdings, Inc., a Nevada corporation (the “Investor”), and Microsoft, pursuant to which NMI will purchase from the Investor, and the Investor will sell, all of its $300 million convertible Series A preferred limited liability company interest in NOOK Media LLC (“NOOK Media”) in exchange for an aggregate purchase price equal to (i) $62,425,006.63 in cash and (ii) 2,737,290 shares of common stock (“Company Common Stock”), par value $.001 per share, of the Company.  The closing of the transactions contemplated by the Purchase Agreement (“Closing”) is occurring on December 4, 2014.

Management believes that the transactions consummated pursuant to the Purchase Agreement strengthen the Company’s balance sheet through the elimination of Microsoft’s preference rights in exchange for the consideration described above.  In addition, the funds that the Company received as part of the Microsoft Commercial Agreement are currently in other long-term liabilities, which liabilities will also be extinguished at Closing.  The detailed accounting treatment for this transaction is currently being finalized.

The foregoing summary is a general description only, does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Microsoft Contingent Payment Agreement

As a condition to Closing, the parties entered into a Digital Business Contingent Payment Agreement (the “Contingent Payment Agreement”), pursuant to which the Investor became entitled to 22.7% of the proceeds from, among other events or transactions, any future dividends or other distributions to NMI from the Company’s digital business until the date that is three years from Closing, subject to a one year extension under certain circumstances, and the sale of the Company’s digital business until the date that is three years from Closing, subject to a one year extension under certain circumstances.

The foregoing summary is a general description only, does not purport to be complete and is qualified in its entirety by reference to the Contingent Payment Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Registration Rights Agreement

As a condition to Closing, the parties entered into a Registration Rights Agreement of Barnes & Noble, Inc. (the “Registration Rights Agreement”), pursuant to which the Investor became entitled to certain customary registration rights.

The foregoing summary is a general description only, does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Pearson Contingent Payment Agreement

On December 3, 2014, Pearson Education, Inc. (“Pearson”) in its capacity as a member of NOOK Media consented to the distribution of the Company’s digital business solely to NMI.  In connection therewith, the parties entered into a Digital Business Contingent Payment Agreement pursuant to which, subject to certain exceptions, Pearson became entitled to 5% of the proceeds from, among other events or transactions, any future dividends or other distributions to NMI from the Company’s digital business until the date that is three years from Closing, subject to a one year extension under certain circumstances, and the sale of the Company’s digital business, subject to certain exceptions, until the date that is three years from Closing, subject to a one year extension under certain circumstances.

The foregoing summary is a general description only, does not purport to be complete and is qualified in its entirety by reference to the Digital Business Contingent Payment Agreement entered into with Pearson, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 1.02.     Termination of a Material Definitive Agreement.

As a condition to Closing, the parties entered into the Commercial Agreement Termination Agreement, pursuant to which the Company’s existing Commercial Agreement was terminated, effective as of December 3, 2014.

The description of the Commercial Agreement Termination Agreement in Item 1.01 of the Company’s Current Report on Form 8-K filed on April 30, 2012 and the description of the amendments to the Commercial Agreement in Item 1.01 of Company’s Current Report on Form 8-K filed on March 13, 2014, are incorporated into this Item 1.02 by reference.

Item 3.02.       Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The shares of Company Common Stock were sold in a private placement exempt from the registration requirements of the Securities Act of 1933, pursuant to Section 4(2) thereof.  The shares of Company Common Stock were sold without underwriting discounts and commissions.

Item 9.01.  Financial Statements and Exhibits

(d)   The following exhibits are filed as a part of this Report.

Exhibit No.	Description
10.1
Commercial Agreement Amendment and Termination Agreement and Patent Agreement Amendment dated as of December 3, 2014, among Microsoft Corporation, Barnes & Noble, Inc., NOOK Media LLC, barnesandnoble.com llc and Microsoft Licensing GP.*

10.2	Purchase Agreement dated as of December 3, 2014, among Barnes & Noble, Inc., NOOK Media Inc., Morrison Investment Holdings, Inc. and Microsoft Corporation.
10.3	Digital Business Contingent Payment Agreement dated as of December 3, 2014, by and between NOOK Media Inc., Barnes & Noble, Inc. and Morrison Investment Holdings, Inc.
10.4	Registration Rights Agreement of Barnes & Noble, Inc. dated as of December 3, 2014, among Barnes & Noble, Inc. and the Shareholders party thereto.
10.5	Digital Business Contingent Payment Agreement dated as of December 3, 2014, by and between NOOK Media Inc., Barnes & Noble, Inc. and Pearson Education, Inc.

* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.,

Date: December 4, 2014	By:	/s/ Bradley A. Feuer
		Name:	Bradley A. Feuer
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1
Commercial Agreement Amendment and Termination Agreement and Patent Agreement Amendment dated as of December 3, 2014, among Microsoft Corporation, Barnes & Noble, Inc., NOOK Media LLC, barnesandnoble.com llc and Microsoft Licensing GP.*

10.2	Purchase Agreement dated as of December 3, 2014, among Barnes & Noble, Inc., NOOK Media Inc., Morrison Investment Holdings, Inc. and Microsoft Corporation.
10.3	Digital Business Contingent Payment Agreement dated as of December 3, 2014, by and between NOOK Media Inc., Barnes & Noble, Inc. and Morrison Investment Holdings, Inc.
10.4	Registration Rights Agreement of Barnes & Noble, Inc. dated as of December 3, 2014, among Barnes & Noble, Inc. and the Shareholders party thereto.
10.5	Digital Business Contingent Payment Agreement dated as of December 3, 2014, by and between NOOK Media Inc., Barnes & Noble, Inc. and Pearson Education, Inc.

* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.